SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported): August 10, 2000



                               Toys "R" Us, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                     1-11609               22-3260693
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



           461 From Road, Paramus, New Jersey                     07652
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (201) 262-7800
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ITEM 5.  OTHER EVENTS.

On August 10, 2000, Toys "R" Us, Inc. (the "Company") announced a strategic alliance between its majority owned subsidiary, Toysrus.com, LLC, and a subsidiary of Amazon.com, Inc. The Company's press release announcing the alliance is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press Release dated August 10, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Toys "R" Us, Inc.

Date  August 10, 2000                By:  /s/ Louis Lipschitz
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                                          Name:  Louis Lipschitz
                                          Title: Executive Vice President and
                                                 Chief Financial Officer